                                 SECOND AMENDMENT TO
                         REDUCING REVOLVING CREDIT AGREEMENT


     THIS SECOND AMENDMENT TO REDUCING REVOLVING CREDIT AGREEMENT ( 'Second Amendment to Credit Agreement') is made and entered into as of the 23rd day of May, 1996, by and among HARVEYS CASINO RESORTS, a Nevada corporation ( 'HCR'), HARVEYS C.C. MANAGEMENT COMPANY, INC., a Nevada corporation ( 'HCCMC'), HARVEYS WAGON WHEEL CASINO LIMITED LIABILITY COMPANY ( 'HWWLLC') and HARVEYS IOWA MANAGEMENT COMPANY, INC., a Nevada corporation ( 'HIMC' and together with HCR and HCCMC and HWWLLC collectively the 'Borrowers'), FIRST INTERSTATE BANK OF NEVADA, N.A., WELLS FARGO BANK, N.A., successor by merger with FIRST INTERSTATE BANK OF CALIFORNIA, BANK OF THE WEST, FIRST SECURITY BANK OF IDAHO, N.A., IMPERIAL BANK, NORWEST BANK OF NEBRASKA, N.A., NBD BANK, SOCIETE GENERALE,
THE SUMITOMO BANK, LIMITED, Chicago Branch, U.S. BANK OF NEVADA, WEST ONE BANK, IDAHO and ARGENTBANK (herein together with their respective successors and assigns collectively the 'Lenders'), FIRST INTERSTATE BANK OF NEVADA, N.A., as the swingline lender (herein in such capacity, together with its successors and assigns, the 'Swingline Lender'), FIRST INTERSTATE BANK OF NEVADA, N.A., as the issuer of letters of credit hereunder (herein in such capacity, together with its successors and assigns, the 'L/C Issuer') and FIRST INTERSTATE BANK OF NEVADA, N.A., as administrative and collateral agent for the Lenders, Swingline Lender and L/C Issuer (herein, in such capacity, called the 'Agent Bank' and, together with the Lenders, Swingline Lender and L/C Issuer, collectively referred to as the 'Banks').

                                   R_E_C_I_T_A_L_S:

     WHEREAS:

     A. HCR, HCCMC, HIMC and Banks (The Sumitomo Bank, Limited, Chicago Branch, having acquired the interest of The Daiwa Bank, Limited by Assignment, Assumption and Consent Agreement dated as of February 2, 1996) entered into a Reducing Revolving Credit Agreement dated as of August 14, 1995 (the 'Original Credit Agreement'). Borrowers and Banks entered into a First Amendment to Reducing Revolving Credit Agreement dated as of May 15, 1996 (the 'First Amendment to Credit Agreement' and, together with the Original Credit Agreement, collectively the 'Existing Credit Agreement').

     B. In this Second Amendment to Credit Agreement, all capitalized words and terms shall have the respective meanings and be construed herein as provided in Section 1.01 of the Existing Credit Agreement, as that Section is amended hereby. This Second Amendment to Credit Agreement shall be deemed to incorporate such words and terms as a part hereof in the same manner and with the same effect as if the same were fully set forth herein.

     C. Borrowers and Banks desire to further amend the Existing Credit Agreement for the purposes of: (i) amending the definition of TFCC Ratio for the purpose of (a) increasing the amount of budgeted project costs of the Iowa Riverboat/Hotel Facilities not to be included in deducted Capital Expenditures from Ninety-Six Million Four Hundred Thousand ($96,400,000.00) to One Hundred Ten Million Five Hundred Thousand Dollars ($110,500,000.00) and (b) adding the costs of acquisition of the Central City Parking Garage Property and construction of a parking garage facility thereon up to the cumulative aggregate amount of Ten Million Dollars ($10,000,000.00) as an exclusion to the Capital Expenditure deduction in the numerator of the TFCC Ratio, (ii) prohibiting prepayment or defeasance of the Senior Subordinated Notes without the prior written consent of Agent Bank, and (iii) deleting the requirement contained in
Section 8(b) of the First Amendment to Credit Agreement that all Indebtedness guaranteed under the terms of the Colorado Slot Lease Guaranty be fully paid on or before ten (10) Banking Business Days following the Senior Subordinated Notes Effective Date.

     NOW, THEREFORE, for good and valuable consideration, the parties hereto agree to amend the Existing Credit Agreement by amending and substituting, as applicable, the amended terms and provisions as hereinafter set forth, which amended terms shall be deemed effective as of the Second Amendment Effective Date.

     Section 1. DEFINITIONS. Section 1.01 of the Existing Credit Agreement shall be and is hereby amended to include the following definitions. Those terms which are currently defined by Section 1.01 of the Existing Credit Agreement and which are also defined below shall be defined as set forth below as of the Second Amendment Effective Date:

      'Credit Agreement' shall mean the Existing Credit Agreement as amended by the Second Amendment to Credit Agreement, as it may be further amended, modified, extended, renewed or restated from time to time.

      'Existing Credit Agreement' shall have the meaning set forth in Recital Paragraph A to the Second Amendment to Credit Agreement.

      'First Amendment To Credit Agreement' shall have the meaning set forth in Recital Paragraph A to the Second Amendment to Credit Agreement.

      'Original Credit Agreement' shall have the meaning set forth in Recital Paragraph A to the Second Amendment to Credit Agreement.

      'Second Amendment Effective Date' shall mean May 29, 1996.

      'Second Amendment To Credit Agreement' shall have the meaning set forth in the Preamble of the Second Amendment to Reducing Revolving Credit Agreement dated as of May 23, 1996, executed by and among Borrower and Banks.

      'TFCC Ratio' as of the end of any Fiscal Quarter shall mean with reference to the HCR Consolidation:

     The sum of net profit after tax, plus Interest Expense
     (accrued and capitalized), plus depreciation and amortization expense, plus operating lease expense, plus rental expense, minus dividends declared, minus actual Capital Expenditures
     (not including (a) budgeted project costs of the Iowa Riverboat/Hotel Facilities paid in 1995 and 1996 up to the cumulative aggregate amount of One Hundred Ten Million Five Hundred Thousand Dollars ($110,500,000.00) and (b) costs of acquisition of the Central
     City Parking Garage Property and construction of a parking garage facility thereon up to the cumulative aggregate amount of Ten Million Dollars ($10,000,000.00),but including all project costs of the Iowa Riverboat/Hotel Facilities and parking garage facility in excess of the aggregate amounts set forth above) in each case for such Fiscal Quarter and the three (3)
     Fiscal Quarters immediately preceding such Fiscal Quarter,

     Divided by (/)

     The sum of Interest Expense (accrued and capitalized), plus operating lease expense, plus rental expense in each case for such Fiscal Quarter and the three (3) Fiscal Quarters immediately preceding such Fiscal Quarter, plus the current portion of long term Indebtedness (including all principal payments and Scheduled Reductions required to be made under the Credit Facility), plus the current portion of Capitalized Lease Liabilities, as of the end of such Fiscal Quarter under review.

     Section 2. PROHIBITION ON PREPAYMENT OR DEFEASANCE OF SENIOR SUBORDINATED NOTES. Notwithstanding anything contained in the Existing Credit Agreement to the contrary, none of Borrowers nor any Subsidiary of Borrowers shall, except with the prior written consent of the Requisite Lenders, purchase, redeem, retire or otherwise acquire for value, or set apart any money for a sinking, defeasance or other analogous fund for, the purchase, redemption, retirement or other acquisition of, or make any voluntary payment or prepayment of the principal of or interest on, or any other amount owing in respect of, the Senior Subordinated Notes, except for regularly scheduled payments of principal and interest in respect of such Senior Subordinated Notes required pursuant to the instruments evidencing such Senior Subordinated Notes. Any breach of the covenant set forth in the preceding sentence shall be deemed to be an Event of Default under the Credit Agreement.

     Section 3. DELETION OF REQUIREMENT TO FULLY PAY INDEBTEDNESS GUARANTEED UNDER THE COLORADO SLOT LEASE GUARANTY. Section 8 (b) of the First Amendment to Credit Agreement shall be and is hereby deleted and of no further force or effect.

     Section 4. NO OTHER CHANGES. Except as specifically set forth herein, the Existing Credit Agreement shall remain unchanged and in full force and effect.

     Section 5. GOVERNING LAW. This Second Amendment to Credit Agreement shall be governed by the internal laws of the State of Nevada without reference to conflicts of laws principles.

     Section 6. COUNTERPARTS. This Second Amendment to Credit Agreement may be executed in any number of counterparts, all of which taken together shall constitute one agreement, and any party hereto may execute this Second Amendment to Credit Agreement by signing any such counterpart.

              IN WITNESS WHEREOF, the parties hereto have caused this Second Amendment to Credit Agreement to be executed as of the day and year first above written.

BORROWERS:

HARVEYS CASINO RESORTS,
a Nevada corporation


By: /s/ John J. M Laughlin
    John J. McLaughlin,
    Treasurer


By:  /s/ Diane Shevlin
    Diane Shevlin,
    Assistant Secretary

Address:

Highway 50
P.O Box 128
Stateline, Nevada 89449

Telephone: (702) 586-6756
Facsimile: (702) 588-0601

HARVEYS C.C. MANAGEMENT COMPANY, INC.,
a Nevada corporation


By: /s/ Thomas M. Yturbide
    Thomas M. Yturbide,
    President


By: /s/ William B. Ledbetter
    William B. Ledbetter,
    Secretary

Address:

Highway 50
P.O Box 128
Stateline, Nevada 89449

Telephone: (702) 586-6756
Facsimile: (702) 588-0601

HARVEYS IOWA  MANAGEMENT COMPANY, INC.,
a Nevada corporation

By: /s/ Thomas M. Yturbide
    Thomas M. Yturbide,
    President

By: /s/ William B. Ledbetter
    William B. Ledbetter,
    Secretary

Address:

Highway 50
P.O Box 128
Stateline, Nevada 89449

Telephone: (702) 586-6756
Facsimile: (702) 588-0601

HARVEYS WAGON WHEEL CASINO
LIMITED LIABILITY COMPANY

By: /s/ Franklin K. Rahbeck
    Franklin K. Rahbeck,
    Board of Managers

By: /s/ Thomas M. Yturbide
    Thomas M. Yturbide,
    Board of Managers

Address:

Highway 50
P.O. Box 128
Stateline, NV  89449

Telephone: (702) 586-6756
Facsimile: (702) 588-0601

BANKS:

FIRST INTERSTATE BANK OF NEVADA, N.A.,
Agent Bank, Lender, Swingline Lender
and L/C Issuer


By:    /s/Joe Brady
Title: Senior Vice President

Address:

One East First Street
Reno, Nevada  89501

Telephone: (702) 334-5633
Facsimile: (702) 334-5637

WELLS FARGO BANK, N.A.,
successor by merger with
FIRST INTERSTATE BANK OF
CALIFORNIA, Lender

By:    /s/ Edith R. Lim
Title: Vice President

By:    /s/ Arthur McAllister
Title: Vice President

Address:

707 Wilshire Boulevard
W16-20 (MAC 2818-166)
Los Angeles, CA  90017

Telephone: (213) 614-3903
Facsimile: (213) 614-2569

BANK OF THE WEST, Lender

By:    /s/ Tom J. Matson
Title: Regional Vice President

Address:

1450 Treat Boulevard
Walnut Creek, CA  94596

Telephone: (510) 942-8675
Facsimile: (510) 256-8276

FIRST SECURITY BANK OF IDAHO, N.A., Lender

By:   /s/ David P. Williams
Title:Vice President

Address:

15 East 100 South
2nd Floor
Salt Lake City, UT  84111

Telephone: (801) 246-5540
Facsimile: (801) 246-5532

IMPERIAL BANK, Lender

By:    /s/ Steven K. Johnson
Title: Senior Vice President

By:    /s/  John F. Farrace
Title: Assistant Vice President

Address:

9920 S. La Cienega
Ingelwood, CA  90301

Telephone: (310) 417-5657
Facsimile: (310) 338-6160

NORWEST BANK OF NEBRASKA, N.A., Lender

By:    /s/ Dee Ann Wenger
Title: Assistant Vice President

Address:

1919 Douglas Street
Omaha, NE  68102

Telephone: (402) 536-2576
Facsimile: (402) 536-2251

NBD BANK, Lender

By:    /s/ James Junker
Title: Second Vice President

Address:

National Banking Division
Mezzanine Level
611 Woodward Ave.
Detroit, MI  48226

Telephone: (313) 225-1424
Facsimile: (313) 225-2649

SOCIETE GENERALE, Lender

By:    /s/ Donald L. Schubert
Title: Vice President

Address:

2029 Century Park East
Suite 2900
Los Angeles, CA  90067

Telephone: (310) 788-7104
Facsimile: (310) 551-1537



THE SUMITOMO BANK, LIMITED,
Chicago Branch, Lender

By:    /s/ Bradford E. Chambers
Title: Vice President

By:    /s/ David M. Lawrence
Title: Vice President and Manager

Address:

800 W. Sixth Street
Suite 950
Los Angeles, CA  90017

Telephone: (213) 623-7847
Facsimile: (213) 623-4629

U.S. BANK OF NEVADA, Lender

By:    /s/ Kurt Imerman
Title: Vice President

Address:

One East Liberty Street
2nd Floor
Reno, NV  89501

Telephone: (702) 688-6589
Facsimile: (702) 688-6597



WEST ONE BANK, IDAHO, Lender

By:     /s/ Anthony Olbrich
Title: Senior Vice President

Address:

Corporate Banking, 1-0094
101 S. Capital Blvd.
Boise, ID  83702

Telephone: (208) 383-7606
Facsimile: (208) 383-7563

ARGENTBANK, Lender

By:   /s/ Lionel LaGarde
Title:Vice President

Address:

203 West 2nd Street
Thibodaux, LA  70301

Telephone: (504) 447-0552
Facsimile: (504) 447-0604